Combination of the Bruton's Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) with Bendamustine/Rituximab Is Active and Tolerable in Patients with Relapsed or Refractory (R/R) Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma (CLL/SLL): Interim Results of a Phase Ib/II Study

SUSAN R. O'BRIEN, MD[1], JACQUELINE BARRIENTOS,MD[2], IAN FLINN, MD, PHD[3], PAUL BARR, MD[4], JAN BURGER, MD[1], TASHEDA NAVARRO[5], DANELLE JAMES, MD, MAS[5], ERIC HEDRICK, MD[5], JONATHAN FRIEDBERG, MD[4], JENNIFER R. BROWN, MD, PHD[6]

[1]The University of Texas MD Anderson Cancer Center, Houston, TX
[2]Long Island Jewish Medical Center, Hyde Park, NY
[3]Sarah Cannon Research Institute, Tennessee Oncology, Nashville, TN
[4]Hematology/Oncology Division, James P. Wilmot Cancer Center, University of Rochester, Rochester, NY
[5]Pharmacyclics, Inc., Sunnyvale, CA
[6]Dana-Farber Cancer Institute, Boston, MA

pharmacyclics

Bruton's Tyrosine Kinase (BTK)

A critical kinase for lymphoma cell survival and proliferation


B cell receptor
IgH
IgL
CD79A
CD79B
CD19
Cell membrane
PIP2
PIP3
PI3K
LYN
SYK
LYN
SYK
BTK
BLNK
PLCγ
DAG
IP3
Ca++
PKCβ
ERK
IKK
NF-κB
Nucleus

- BTK is expressed and functional across non-T-cell hematopoietic lineages
- BTK functions downstream in a variety of receptors
  - Essential element of B cell receptor signaling
  - Chemokine-controlled migration & adhesion
  - Interactions in innate immunity Toll-like receptors,
  - Downstream of Ig FcR and IgE receptor
- Survival of B-cell malignancies requires BTK-dependent signals from BCR

Ibrutinib (PCI-32765), a selective inhibitor of BTK


O
NH_2
N
N
N
N
N
O

- Forms a specific bond with cysteine-481 in BTK
- Highly potent BTK inhibition at IC50 = 0.5 nM
- Orally administered with once daily dosing resulting in 24-hr target inhibition
- No cytotoxic effect on T-cells or NK-cells
- In CLL cells promotes apoptosis and inhibits CLL cell migration and adhesion
- Phase I/II data of single agent ibrutinib in 61 relapsed/refractory CLL patients demonstrated a high frequency of durable response (O'Brien ASH 2011)

Study Design: PCYC-1108-CA

- Ibrutinib in combination with bendamustine/rituximab in patients with relapsed/refractory CLL*
  - Ibrutinib: 420 mg/day in 28-day cycles until disease progression
  - Bendamustine (70 mg/m2 d1-2)/Rituximab (375mg/m^2 cycle 1; 500mg/m^2 cycles 2-6): Administered up to 6 cycles
- Objectives – to evaluate:
  - Safety
  - Overall response rate

** Enrollment to the FCR cohort was suspended due to poor enrollment as patients were required to be fludarabine naïve*

Patient Eligibility

- Diagnosis of CLL or SLL and requirement for treatment per IWCLL guidelines
  - ≥ 1, no more than 3 prior therapies
  - Adequate end-organ function
  - ANC ≥ 1000 x 10^9/L   Platelets ≥ 50 x 10^9/L
  - ALT < 3 x ULN   Creatinine ≤ 2 x ULN
- No active/uncontrolled infection
- ECOG 0 or 1
- No malabsorption syndrome or disease significantly affecting GI function

Patient Characteristics

	Ibrutinib + BR (N=30)
Age, years Median: Range: ≥70 years, # (%)	61.5 41 – 82 7 (23)
Diagnosis, # (%) CLL SLL	29 (97) 1 (3)
ECOG Performance Status, # (%) 0 1	15 (50) 15 (50)
Prior Rx, # (%) Median: Range: 3 prior regimens:	2 1 – 3 12 (40)
Bulky Disease, # (%) ≥ 5 cm	16 (53)
Hgb < 11 g/dL or PLT < 100K/μL at screening	14 (47)

Patient Characteristics (cont.)

	Ibrutinib + BR (N=30)
Purine Analog Refractory, # (%) (≤12 month treatment free interval following purine analog regimen)	11 (37)
Bendamustine Refractory, # (%) (≤ 12 month treatment free interval following bendamustine containing regimen)	4 (13)
Prognostic Markers, # (%)	
Del(17p):	7 (23)
Del(11q):	13 (43)
β2 Microglobulin > 3mg/L	16 (59)

Patient Disposition

		Ibrutinib + BR (N=30)
Follow-Up	Median (months) Range	8.1 2.7 – 11.3
Patients Still on Study, # (%)		23 (77)
Patients Discontinued, # (%)		7 (23)
Primary Reasons for Discontinuation, # (%) Proceeded to SCT Disease Progression		 5 (17) 2 (7)

Treatment Summary

	Ibrutinib + BR (N=30)
Number of Cycles of Bendamustine Received	
Median	6
Range	2 – 6
Number of Cycles of Rituximab Received	
Median	6
Range	2 – 6
Ibrutinib % Total Planned Dose Received	
Median	97
Range	73 – 100
Subjects with Dose Modifications, # (%)	
Bendamustine	7 (23)
Rituximab	0
Ibrutinib	1 (3)

Common Non-Hematologic AEs (All Grades) – Events Occurring in ≥ 20% of Patients (regardless of attribution) (N=30)


Diarrhea
Nausea
Fatigue
Rash
Headache
Vomiting
Pyrexia
Dizziness
Insomnia
0%
20%
40%
60%
80%
Grade 1
Grade 2
Grade 3
Grade 4

Safety

	Ibrutinib + BR N=30	
	Grade 3	Grade 4
Grade 3/4 hematology toxicity, # (%)	**5 (17)**	**4 (13)**
Neutropenia	3 (10)	4 (13)
Thrombocytopenia	2 (7)	0
Grade 3/4 non-hematologic toxicity in >1 pt, # (%)		
Rash	3 (10)	0
Fatigue	2 (7)	0
Tumor Lysis Syndrome	2 (7)	0
Cellulitis	2 (7)	0
Grade 3/4 infections, # (%)	**2 (7)**	
SAE, # (%)	**4 (13)**	

Ibrutinib Mediates Transient Rise in Lymphocyte Count That is Diminished in Combination with BR



Blood Lymphocytes
Mean Percent Change From Baseline
700
600
500
400
300
200
100
0
-100
-200
ALC—Ibrutinib single agent
ALC—Ibrutinib + BR
Screen
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5
Cycle 6
Cycle 7
Cycle 8
Cycle 9
Cycle 10
Cycle 11
Cycle 12
Cycle 13
Cycle 14
Cycles
Lymph Nodes
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
SPD—Ibrutinib single agent
SPD—Ibrutinib + BR
Screen
Cycle 2
Cycle 4
Cycle 5
Cycle 6
Cycle 8
Cycle 9
Cycle 11
Cycle 12
Cycle 14
Cycles

Best Response

	Ibrutinib + BR (N=30) *8.1 mos median f/u*
	# (%)
CR	4 (13)
PR	24 (80)
ORR	**93%**
Nodal	1 (3)
SD	0 (0)
PD	1 (3)
NE	0 (0)

Best Response by Risk Features

	N	ORR %	CR %
All Patients	30	93	13
≥ 70 years age	7	86	29
Prior Rx, = 3 regimens	12	83	0
Hgb < 11 g/dL or PLT < 100K/µL	14	93	7
Del 11q present	13	100	15
β2 Microglobulin > 3mg/L	16	94	0
Purine analog refractory	11	91	0
Bendamustine refractory	4	75	0
Del 17p present	7	71	14

Ibrutinib + BR Best Response



100%
80%
60%
40%
20%
0%
93%
13%
80%
3%
All Patients
N=30
CR
PR
Nodal

20/30 patients have not yet reached the full response assessment inclusive of bone marrow at least 2 months after completing BR.

Historical BR:
ORR: 59% including 9% CRs. *(Fischer 2011 JCO)*

Ibrutinib + BR Progression-free Survival



Censored
1.0
0.8
0.6
0.4
0.2
0.0
Survival Probability
30
29
28
16
3
0
0.0
2.5
5.0
7.5
10.0
12.5
Months on Study

Summary

- Addition of ibrutinib to BR resulted in
  - 93% of patients achieved a IWCLL response with 13% CRs
  - Responses observed in BR/Purine-analog refractory patients
  - Low rate of disease progression
- No added toxicity observed when adding ibrutinib to BR
- Ibrutinib in combination with BR warrants phase III investigation

Acknowledgement

All the patients and their families
who participated in the study

Investigators and clinical research staff
from all the clinical centers

Pharmacyclics, Inc.